Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account VNY

  File No.811-21703, CIK 0001306676

  Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account VNY, a unit investment trust registered under the Act, mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

●	Transamerica Series Trust, (CIK: 0000778207).
●	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).
●	Columbia Funds Variable Insurance Trust (CIK: 0000815425).
●	DFA Investment Dimensions Group, Inc. (CIK: 0000355437).
●	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (CIK: 0000890064).
●	BNY Mellon Variable Investment Fund (CIK: 0000813383).
●	Federated Insurance Series (CIK: 0000912577).
●	Nationwide Variable Insurance Trust (CIK: 0000353905).
●	Vanguard Variable Insurance Fund (CIK: 0000857490).
●	Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016 and 0000927384).
●	Wanger Advisors Trust (CIK: 0000929521).
●	Wells Fargo Advantage Variable Trust Funds (CIK: 0001081402).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Transamerica Financial Life Insurance Company